EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 26, 2010 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

This Supplement updates certain information contained in the above-referenced Statement of Additional Information as revised (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to information regarding the EQ/Quality Bond PLUS Portfolio (“Portfolio”) of the Trust.

Effective October 26, 2010, the section of the SAI “Investment Management and Other Services – The Advisers” and Appendix C – Portfolio Manager Information are revised to delete references to SSgA FM as an Adviser to the Portfolio.

Effective October 26, 2010, all references to “ETF allocated portion” in the section entitled “Proxy Voting Policies and Procedures” are revised to read “ETF and fund of funds allocated portions, as applicable.”

Effective October 26, 2010, the second to last bullet point in the section entitled “Purchase and Pricing of Shares” is revised as follows:

Shares of the Underlying Portfolios held by the Allocation Portfolio, the EQ/Franklin Templeton Allocation Portfolio or the fund of funds allocated portion of the EQ/Quality Bond PLUS Portfolio, as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.